SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated April 29, 2011
to the Prospectus and Statement of Additional Information
Dated April 29, 2011

The following information supplements and amends the information in the Prospectus regarding SBL Fund – Series Z (Alpha Opportunity Series) (the “Series”):

Until further notice, the Series is not accepting subscriptions for shares from either new or existing shareholders (except subscriptions through automatic dividend reinvestments in the Series). Of course, a shareholder may sell (or “redeem”) shares at any time (please see “Purchase and Redemption of Shares” for more information).  As noted in the Series’ shareholder report dated December 31, 2010, the Series is working to resolve certain outstanding short sale transactions with Lehman Brothers International Europe (“LBIE”) and its administrator. Due to the valuations assigned to these positions, which are based on certain assumptions, resolution of these matters could ultimately result in the Series realizing values that are materially different from those reflected in the Series’ financial statements, which would materially affect the Series’ net asset value (either positively or negatively). The Series’ exposure to LBIE due to these transactions consists of short sale proceeds and long positions held at the Series’ custodian, as collateral. Release of the collateral requires the consent of LBIE and Lehman Brothers, Inc., an entity that is subject to a liquidation proceeding. As a result, the Series is currently unable to pursue its investment strategy of short sales of securities of non-U.S. issuers and it is currently unable to rebalance its portfolio by reallocating the Series’ assets to its sub-portfolios in accordance with the target allocations set forth in the “Principal Investment Strategies” section of the Series’ Prospectus.  The Series may rebalance its portfolio from time to time, however, in a manner that differs from the target allocations. Overall, this may significantly affect the Series’ ability to meet its investment objective.  The Series is uncertain when it will resume its full investment program. Information about this matter is available in the Series’ annual report.

Please Retain This Supplement For Future Reference